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                                                                   Exhibit 23.16

                         INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this registration statement of Internet Capital Group, Inc. on Form S-1 of our report dated November 18, 1999 on the consolidated financial statements of ONVIA.com, Inc. and subsidiary, appearing in Registration Statement No. 333-91447 on Form S-1.


/s/ Deloitte & Touche LLP

Seattle, Washington
December 16, 1999